SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2004

BLACKBOARD INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50784	52-2081178

(Commission File Number No.)	(IRS Employer Identification No.)

1899 L Street, N.W.
Washington, D.C. 20036

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(202) 463-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, the Company issued a press release regarding its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished hereto as Exhibit 99.1.

     The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC. (Registrant)

Dated: August 4, 2004	By:	/s/ Peter Q. Repetti

Peter Q. Repetti
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 4, 2004